Exhibit 99.2

HAWK SEARCH, INC.

UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020

HAWK SEARCH, INC.

FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020

Table of Contents

Page

Unaudited Financial Statements

Balance sheets as of March 31, 2021 and December 31, 2020	1

Statements of operations for the three months ended March 31, 2021 and 2020	2

Statement of changes in stockholders' deficit for the three months ended March 31, 2021 and 2020	3

Statements of cash flows	4

Notes to financial statements	5 ‑ 6

HAWK SEARCH, INC.

BALANCE SHEETS

(UNAUDITED)

	March 31, 2021	December 31, 2020

ASSETS

Cash	$109,041	$234,385
Accounts receivable	614,062	420,194
Other current assets	41,323	41,323
Due from related parties	16,718	21,126

TOTAL ASSETS	$781,144	$717,028

LIABILITIES AND STOCKHOLDERS' DEFICIT

Accounts payable	$730,629	$680,062
Accrued expenses and other current liabilities	92,785	33,959
Due to related parties	-	45,658
Deferred revenue	924,742	730,565

Total liabilities	1,748,156	1,490,244

Commitments and contingencies (Note 4)

Stockholders' Deficit:
Common stock, $0.01 par value, 10,000 shares authorized, issued and outstanding	100	100
Accumulated deficit	(967,112)	(773,316)

Total stockholders' deficit	(967,012)	(773,216)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$781,144	$717,028

The accompanying notes are an integral part of these unaudited financial statements.

HAWK SEARCH, INC.

STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three months ended March 31,
	2021	2020
Revenues	$1,192,186	$990,686

Cost of services	500,086	468,750

Gross profit	692,100	521,936

Operating expenses	885,896	671,905

Net loss	$(193,796)	$(149,969)

The accompanying notes are an integral part of these unaudited financial statements.

HAWK SEARCH, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY/(DEFICIT)

(UNAUDITED)

	For the Three Months Ended March 31, 2021

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total
Balance ‑ January 1, 2021	10,000	$100	$(773,316)	$(773,216)

Net loss	-	-	(193,796)	(193,796)

BALANCE ‑ MARCH 31, 2021	10,000	$100	$(967,112)	$(967,012)

	For the Three Months Ended March 31, 2020
			Retained Earnings/
	Common Stock		(Accumulated
	Shares	Amount	Deficit)	Total
Balance ‑ January 1, 2020	10,000	$100	$234,150	$234,250

Net loss	-	-	(149,969)	(149,969)

BALANCE ‑ MARCH 31, 2020	10,000	$100	$84,181	$84,281

The accompanying notes are an integral part of these unaudited financial statements.

HAWK SEARCH, INC.

STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Three months ended March 31,
	2021	2020
Cash flows from operating activities:
Net loss	$(193,796)	$(149,969)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Changes in operating assets and liabilities:
Accounts receivable	(193,868)	(161,271)
Other current assets	-	50,000
Accounts payable	50,567	192,421
Accrued expenses and other current liabilities	58,826	50,214
Due to/from related parties	(41,250)	(6,049)
Deferred revenue	194,177	92,447

Net cash (used in) provided by operating activities	(125,344)	67,793

Cash ‑ beginning	234,385	164,107

CASH ‑ ENDING	$109,041	$231,900

Supplemental disclosures of cash flow information:
Income taxes paid	$-	$-

The accompanying notes are an integral part of these unaudited financial statements.

HAWK SEARCH, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 1.	BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in connection with the acquisition of Hawk Search, Inc., an Illinois corporation, (the "Company"), by Bridgeline Digital, Inc.'s ("Bridgeline") and to comply with the rules and regulations of the Securities and Exchange Commission ("SEC") for inclusion by Bridgeline in its current report on Form 8‑K/A.

The accompanying unaudited interim financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission, and should be read in conjunction with the Company's audited financial statements and notes thereto for the year ended December 31, 2020, included elsewhere in this Form 8‑K/A. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods have been reflected herein. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the interim financial statements which would substantially duplicate the disclosures contained in the audited financial statements for the year ended December 31, 2020, included elsewhere in this Form 8‑K/A have been omitted.

NOTE 2.	ACCOUNTS RECEIVABLE

As of March 31, 2021, one customer represented approximately 22% of accounts receivable. As of December 31, 2020, two customers represented approximately 16% and 10% of accounts receivable. For the three months ended March 31, 2021 and 2020, no single third party customer accounted for more than 10% of the Company's revenues. At March 31, 2021 and December 31, 2020, management determined that no allowance for doubtful accounts was necessary.

NOTE 3.	RELATED‑PARTY TRANSACTIONS

During the three months ended March 31, 2021 and 2020, the Company performed services on behalf of an entity affiliated by common ownership, in which total sales were approximately $253,000 and $243,000, respectively. Accounts receivable on the accompanying balance sheets include $114,000 (or 19%) and $52,905 (or 13%) due from the Company's affiliate as of March 31, 2021 and December 31, 2020, respectively.

During the three months ended March 31, 2021 and 2020, the Company was charged approximately $636,000 and $585,000 by the same affiliated entity, for its share of various expenses. Approximately $500,000 and $136,000 are included in "Cost of services" and "Operating expenses", respectively, in the accompanying statement of operations for the three months ended March 31, 2021 and $469,000 and $116,000, respectively, for the three months ended March 31, 2020. Accounts payable on the accompanying balance sheets include $114,000 (or 94%) and $585,553 (or 86%) due to the Company's affiliate as of March 31, 2021 and December 31, 2020, respectively.

Lease commitments

In connection with the above, during the three months ended March 31, 2021 and 2020, the Company was charged $5,000 per month for a portion of the base lease and occupancy costs. The total amount charged during each of the three months ended March 31, 2021 and 2020 was $15,000 and is included in "Operating expenses" in the accompanying statement of operations.

HAWK SEARCH, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

NOTE 4.	COMMITMENTS AND CONTINGENCIES

Litigation

The Company is, from time to time, involved in ordinary and routine litigation. Management presently believes that there are no proceedings, individually or in the aggregate, which will have a material adverse effect on the Company's financial position, results of operations or cash flows. Nevertheless, litigation is subject to inherent uncertainties, and unfavorable rulings could occur. An unfavorable ruling could include money damages and, in such event, could result in a material adverse impact on the Company's financial position, results of operations or cash flows for the period in which the ruling occurs. There is no pending litigation, or known threat of litigation, as of the date on which these financial statements were available to be issued.

NOTE 5.	SUBSEQUENT EVENTS

The Company evaluates events occurring after the date of the statement of financial condition for potential recognition or disclosure in its financial statements. The Company did not identify any material subsequent events requiring adjustment to or disclosure in its financial statements, except as disclosed below.

On May 28, 2021, all of the issued and outstanding shares of the Company were sold to Bridgeline Digital, Inc. ("Bridgeline"). As of that date, the Company became a wholly‑owned subsidiary of Bridgeline. The purchase price consisted of (1) cash paid at closing, (2) deferred cash payable on or before December 31, 2021, (3) shares of the Purchaser’s newly designated Series D Convertible Preferred Stock, and (4) a performance based earn‑out.